                                                                    EXHIBIT 99.4

ACCOUNTANTS' COMPILATION REPORT

                                                         August 14, 1997

To the Partners

Packwood Jekyll Limited Partnership

Gentlemen:

    We have compiled the accompanying balance sheet of Packwood Jekyll Limited Partnership as of June 30, 1997 and the related statements of income (loss), partners' capital and cash flows for the six months then ended, in accordance with statements on standards for accounting and review services issued by the American Institute of Certified Public Accountants.

    A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                                          Wertheim & Company

PACKWOOD JEKYLL LIMITED PARTNERSHIP
BALANCE SHEET
JUNE 30, 1997

ASSETS

Current Assets
  Cash.............................................................  $   96,427
  Accounts receivable..............................................      95,459
  Inventories--Note 2..............................................      27,850
  Prepaid taxes and expenses.......................................     126,238
                                                                     ----------  ----------
      Total Current Assets.........................................              $  345,974
Property and Equipment--Note 3
  Building.........................................................   2,085,254
  Improvements.....................................................   1,138,435
  Furniture, fixtures and equipment................................   2,357,219
    Less: Accumulated depreciation.................................  (2,918,087)
                                                                     ----------
      Total Property and Equipment.................................               2,662,821
Other Assets--Note 4
  Unamortized mortgage loan expense................................       4,639
  Security deposits................................................       8,533
                                                                     ----------
      Total Other Assets...........................................                  13,172
                                                                                 ----------
                                                                                 $3,021,967
                                                                                 ----------

LIABILITIES AND CAPITAL
Current Liabilities
  Mortgage payable--current portion--Note 5........................  $  118,300
  Accounts payable.................................................     152,084
  Accrued liabilities..............................................     554,213
  Sales, payroll and other taxes payable...........................     212,739
  Loans payable--Merrill Lynch--Note 10............................     250,000
              --other--current portion--Note 11....................      23,088
                                                                     ----------
      Total Current Liabilities....................................              $1,310,424
Long-Term Liabilities
  Mortgage payable--net of current portion--Note 5.................   4,027,155
  Loans payable--other--net of current portion--Note 11............      18,874
                                                                     ----------
      Total Liabilities............................................               4,046,029
Commitments and Contingent Liabilities
Partners' Capital--Note 6..........................................              (2,334,486)
                                                                                 ----------
                                                                                 $3,021,967
                                                                                 ----------
                                                                                 ----------

See Accountants' Compilation Report and Accompanying Notes to Financial Statements.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
STATEMENT OF INCOME (LOSS)
JUNE 30, 1997

Income..................................................................................  $ 2,101,673
Cost of Sales...........................................................................      838,676
                                                                                          -----------
Gross Profit............................................................................                $ 1,262,997
Operating Expenses
  General and Administrative............................................................      153,949
  Management fees.......................................................................       63,034
  Other operating expenses..............................................................      600,406
                                                                                          -----------
    Total Operating Expenses............................................................                    817,389
                                                                                                        -----------
Operating Profit........................................................................                    445,608
Other Expenses
  Mortgage interest.....................................................................      207,469
  Other interest........................................................................       17,660
  Rent..................................................................................       94,372
  General partners' asset management fee--Note 7........................................       33,244
  Real estate and personal property taxes...............................................       28,916
                                                                                          -----------
    Total Other Expenses................................................................                    381,661
                                                                                                        -----------
Income (Loss) before Depreciation.......................................................                     63,947
  Depreciation..........................................................................      101,646
  Amortization--loan fees...............................................................        2,049       103,695
                                                                                          -----------   -----------
Net Income (Loss) for the Period........................................................                $   (39,748)
                                                                                                        -----------
                                                                                                        -----------

See Accountants' Compilation Report and Accompanying Notes to Financial Statements.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
STATEMENT OF CASH FLOWS
JUNE 30, 1997

Cash Flows from Operating Activities:

Net (Loss)........................................................             $ (39,748)

Adjustments to Reconcile Net Income to Cash Provided by
  Operations:

  Depreciation....................................................  $ 101,646
  Amortization....................................................      2,049
  Accounts receivable.............................................    (30,136)
  Inventories.....................................................     (1,735)
  Prepaid expenses................................................    (28,500)
  Accounts payable................................................    (96,613)
  Accrued liabilities and taxes...................................    397,798
  Security deposits...............................................       (350)
                                                                    ---------
      Total Adjustments...........................................               344,159
                                                                               ---------

Net Cash Provided by Operating Activities.........................               304,411

Cash (Used) in Investing Activities:
  Capital expenditures............................................               (82,752)

Cash Flows from Financing Activities:
  Proceeds from bank loan (net)...................................     (2,178)
  Payments--note payable--Packwood Management.....................    (60,000)
  Principal payments under mortgage...............................    (74,656)
  Principal payments under lease payable (net)....................    (14,544)
                                                                    ---------

Net Cash (Used) in Financing Activities...........................              (151,378)
                                                                               ---------

Net Increase in Cash..............................................                70,281

Cash--Beginning of Period.........................................                26,146
                                                                               ---------

Cash--End of Period...............................................             $  96,427
                                                                               ---------
                                                                               ---------

See Accountants' Compilation Report and Accompanying Notes to Financial Statements.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
PARTNERS' CAPITAL

                                                                                                          BALANCE
                                                                JANUARY 1,       NET                     JUNE 30,
                                                                   1997          LOSS      DRAWINGS        1997
                                                               -------------  ----------  -----------  -------------
Limited Partners.............................................  $    (972,369) $  (19,874)  $  --       $    (992,243)
General Partners.............................................     (1,322,369)    (19,874)     --          (1,342,243)
                                                               -------------  ----------  -----------  -------------
                                                               $  (2,294,738) $  (39,748)     --       $  (2,334,486)
                                                               -------------  ----------  -----------  -------------
                                                               -------------  ----------  -----------  -------------

See Accountants' Compilation Report and Accompanying Notes to Financial Statements.

PACKWOOD JEKYLL LIMITED PARTNERSHIP
Notes to Financial Statements
June 30, 1997

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    The Partnership acquired the Jekyll Island Inn of Jekyll Island, Georgia on February 15, 1989. The Hotel is a 265-room resort Hotel.

    BASIS OF FINANCIAL STATEMENTS

    The Partnership maintains its books and records and files its tax returns on the accrual basis.

    In preparing statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from the estimates.

(2)  INVENTORIES

    Inventories are stated at the lower of cost or market. As of June 30, 1997 they consist of:

Linen..............................................................................  $  10,331
Food...............................................................................      8,067
Beverages..........................................................................      7,452
Tickets and miscellaneous..........................................................      2,000
                                                                                     ---------
                                                                                     $  27,850
                                                                                     ---------
                                                                                     ---------

(3)  PROPERTY AND EQUIPMENT

    Property and equipment are capitalized at cost. Significant improvements are capitalized; maintenance and repairs are charged to income. When equipment is retired or otherwise disposed of, the cost of the assets and related accumulated depreciation are eliminated from the accounts and any gain or loss on disposition is credited or charged to income.

    Depreciation and amortization of fixed assets is computed on accelerated methods using lives from five to 31 1/2 years.

(4)  OTHER ASSETS

    Mortgage loan costs and franchise fees are all to be amortized over a 60-month period.

(5)  MORTGAGE PAYABLE

    The Partnership has a first mortgage with GE Capital Asset Management Corp. for $4,500,000. Payments are at $39,052.05 per month with the balance due on July 31, 1998. Interest is at 8.5%. The balance due at June 30, 1997 was $4,145,455.

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
PACKWOOD JEKYLL LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997

(6)  PARTNERS' CAPITAL

    Pursuant to the partnership agreement all operating profits and losses of the Partnership are allocated as follows:

                             50%--Limited Partners

50%--General Partners

(7)  GENERAL PARTNERS' ASSET MANAGEMENT FEE

    The general partners receive in accordance with their respective interest an asset management fee in the amount of one percent of the Partnership's gross revenues. This fee is cumulative but subordinate to the cumulative return (10% per annum) payable to the limited partners.

(8)  MANAGEMENT AGREEMENT

    A management agreement was signed with an independent company with a fee of 3% of gross revenue plus a $2,000 monthly accounting fee. The term of this agreement ends December 31, 2001. Packwood Management Company receives $2,000 per month as a management fee.

(9)  LAND LEASE

    The Partnership has a land lease with the Jekyll Island State Park Authority which expires April 26, 2018. The current annual base rent is $52,308 plus a percentage of revenue. The Partnership has a renewal option for an additional 16 years.

(10)  BANK LOAN

    The Partnership has obtained a working capital loan for $250,000 from Merrill Lynch Business Financial Services, Inc. with an interest rate of prime plus 1 1/2%. It is collateralized by inventory, equipment, furniture, fixtures and accessories. The maturity date of this credit line is August 31, 1997.

(11)  LONG-TERM DEBT

    Long-term debt maturing in the next five years consists of the following:

June 30, 1998...................................................................  $ 118,300
       1999.....................................................................  4,027,155
       2000.....................................................................     --
       2001.....................................................................     --
       2002.....................................................................     --

    The Partnership leases equipment for the hotels. Payments over the next five years are as follows:

June 30, 1998...................................................................  $  23,088
       1999.....................................................................     14,370
       2000.....................................................................      4,504
       2001.....................................................................     --
       2002.....................................................................     --

(12)  SUBSEQUENT EVENTS

    In August 1997, the Partnership sold the hotel to the company that is presently managing the hotel.

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